 Exhibit 99.1

THE NEXT GENERATION OF ANTISENSE THERAPIES

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this presentation regarding matters that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. NeuBase Therapeutics, Inc. ("NeuBase") undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. NeuBase uses words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on NeuBase's expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including NeuBase's plans to develop and commercialize its product candidates, including NT0100 and NT0200; the timing of initiation of NeuBase's planned clinical trials; the timing of the availability of data from NeuBase's clinical trials; the timing of any planned investigational new drug application or new drug application; NeuBase's plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of NeuBase's product candidates; NeuBase's commercialization, marketing and manufacturing capabilities and strategy; NeuBase's ability to protect its intellectual property position; and NeuBase's estimates regarding future revenue, expenses, capital requirements and need for additional financing and the impact of COVID-19 on us and our partners. New factors emerge from time to time and it is not possible for NeuBase to predict all such factors, nor can NeuBase assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements included in this presentation are based on information available to NeuBase as of the date of this presentation. NeuBase disclaims any obligation to update such forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

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THE NEXT GENERATION OF ANTISENSE THERAPY

World-class science and drug developers

- **Designed to be a first-in-class platform with unique advantages; originally developed at Carnegie Mellon University (CMU)**
- 16 patents and patent applications describing composition of matter & field of uses of platform provides protection to between 2034 and 2040, excluding available extensions
- Leadership team has led the development of drugs that are in the market helping patients today and includes recognized scientific thought leaders

Key advantages over other ASO[1] technologies

- **We believe our pharmacokinetic, pharmacodynamic and tolerability data demonstrates PATrOL™ as a viable therapeutic modality**
- Our compounds target pre-mRNA, mRNA and double-stranded RNA targets

Initial focus on monogenic disorders

- **Ongoing development for Huntington's disease and myotonic dystrophy type 1 with potential billion-dollar peak sales opportunity in each indication[2]**
- Potential to leverage development costs for first programs to address other repeat expansion diseases

Ability to expand into additional indications

- **Pharmacokinetics, pharmacodynamics and tolerability profiles coupled with modular platform focused in orphan disorders portend a scalable pipeline**
- Pharmacokinetic data enables expansion into therapeutic areas others cannot address

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[1]antisense oligonucleotide, [2]based on prevalence and market dynamics for RNA therapeutics

2020 NeuBase Therapeutics, Inc. All Rights Reserved

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ENTERING THE ERA OF SCALABLE DRUG DEVELOPMENT

Peptide-Nucleic Acid Antisense Oligos (PATrOL™)

"Digital" design of compounds to complement target RNA sequence vs. "analog" library screening nucleobases A,C,G,T, U, engineered mono- and bi-facial

- hydrogen bonding in a complementary manner to target RNA
- mechanism of action is to inhibit translation or alter splicing
- modulate binding affinity to target mutant positions
- bind double-stranded RNA targets

synthetic charge-tunable peptide backbone

- higher binding affinity to target than standard ASO technologies
- pre-organized backbone simplifies manufacturing
- resistant to degradation by nucleases & proteases
- well tolerated *in vivo* with no immune response

targeting technology

- broad biodistribution after systemic administration
- integrated targeting technology into backbone
- cell internalization by multiple mechanisms
- flexibility to modify with ligands and antibodies

linker technology for template directed self-assembly

- short compounds bind stably across expansions



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POTENTIAL ADVANTAGES OF PATROL™ OVER EARLY ASOS

COMPOUND PROPERTY	ASOS	NEUBASE	NEUBASE ADVANTAGE
Modular molecular design	✗	✓	Tunable features of backbone enables applications in a potentially scalable manner
Proprietary engineered nucleobases	✗	✓	Tuning nucleobase binding affinity to improve selectivity and minimize off-target effects
Favorable length (3-mer+)	✗	✓	Compounds (oligos) can be made shorter when coupled to bi-facial nucleobases and thus potentially better diffuse through tissue
Ability to open up and bind to double-stranded RNA	✗	✓	Higher selectivity for mutant allele if aberrant secondary structure is formed; potentially more rapid design and screening as secondary structures are not limiting
No self-aggregation	✗	✓	No self-aggregation of drug via engineered "self avoidance" nucleobases
Innately stable to degrading enzymes	✗	✓	Stable in the body; resistant to degradation by nucleases and proteases
Cell membrane permeability and water soluble	✗	✓	Portion of compound potentially directly reaches the intracellular target in cytoplasm and nucleus; portion of dose likely endocytosed; initial PNAs were not water soluble
Broad biodistribution without ligands or LNPs[1]	✗	✓	Every compound backbone is covalently modified with targeting technology which allows the compound to penetrate into potentially all cell types
No innate or adaptive immune activation	✗	✓	No neutralizing antibodies, pro-inflammatory cytokines or type 1 interferon production seen to date
Capable of transcriptional silencing and modifying transcriptional splicing	✗	✓	Potential to address dominant and recessive genetic diseases through enhanced steric hindrance of ribosome or spliceosome displacement
Able to target genomic double-stranded DNA	✗	✓	Future opportunities in gene editing and transcriptional regulation possible

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[1]lipid nanoparticle formulations

2020 NeuBase Therapeutics, Inc. All Rights Reserved

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PLATFORM VALIDATION: KEY ADVANTAGES

Pharmacokinetics

Do our compounds achieve **broad biodistribution** after systemic delivery?

Yes: Broad distribution at therapeutically relevant levels[1] after single-dose IV administration in non-human primates

Pharmacodynamics

Do our compounds show **activity** in silencing disease-causing mutations?

Yes: Enrichment of mutant huntingtin protein knock-down relative to normal protein in Huntington's disease

Tolerability

Are our compounds well **tolerated** in cell and animal studies?

Yes: Generally well tolerated *in vivo* in both non-human primates and rodents and low cytotoxicity across candidates *in vitro*

PATrOL™ technology is a first-in-class platform with key advantages over early ASO technologies

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[1]compound levels in tissues show activity in patient-derived cell lines

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EARLY ASO[1] TECHNOLOGIES HAVE LIMITATIONS

Pharmacokinetics

Other ASO technologies are not broadly biodistributed after systemic administration often requiring local delivery (for example via intrathecal administration for central nervous system (CNS) disorders)

Pharmacodynamics

Other ASO technologies have difficulty discriminating between mutant and wild type alleles, and generally inhibit both equally

Tolerability

Other ASO technologies have shown toxicity when systemically administered including proinflammatory effects (vasculitis/inflammatory infiltrates), nephrotoxicity and hepatotoxicity unrelated to lysosomal accumulation and thrombocytopenia[2]

The PATrOL™ technology is built upon three decades of innovation in the field

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[1]antsense oligonucleotide; [2]https://doi.org/10.1177/0192623314551840

2020 NeuBase Therapeutics, Inc. All Rights Reserved

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PHARMACOKINETICS Broad biodistribution after systemic delivery

NON-HUMAN PRIMATES (NHP): PHARMACOKINETICS STUDY DESIGN

- *Macaca fascicularis* NHPs were selected as model system
- 5 mg/kg of a Huntington's disease candidate compound was injected into the tail vein of NHPs
- NHPs were sacrificed and flash-frozen at 4 hours, 12 hours and 7 days post-injection
- Plasma, whole blood, urine, and feces were collected and assayed
- Animals were sectioned to 40µm and imaged via quantitative whole-body autoradiography (QWBA)
- A concentration standard was run for every image


Interpretation of subsequent NHP images: any grey shading darker than background indicates presence of compound

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10 2020 NeuBase Therapeutics, Inc. All Rights Reserved 0 2000 4000 6000 8000 10000 12000 14000 -1 4 9 14 19 24 ng/ml Time (hours//days) Blood and Plasma Concentration Profiles NHP DATA: RAPID UPTAKE OUT OF CIRCULATION AFTER IV ADMINISTRATIO N Half - life in plasma of approximately 1.5 hours Long tail likely redistribution and slow excretion of intact compound rapid uptake into tissues long tail of redistribution, very different from small molecules 7 days Blood Plasma

11 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP DATA: DURABLE RESIDENCE TIME IN TISSUES WITH SLOW ELIMINATIO N 1.5% of the administered drug was excreted in the urine over a 7 - day period 1.7% of the administered drug was excreted in the feces over a 7 - day period 0 2 4 6 8 10 12 14 16 18 20 0 1 2 3 4 5 6 7 8 % Dose (Cumulative) Time (days) Compound Excretion Over 7 Days Urine Feces Cage Rinse Total

12 2020 NeuBase Therapeutics, Inc. All Rights Reserved A PATROL ™ PENETRATES INTO EVERY ORGAN SYSTEM AFTER IV ADMINISTRATION Any shading in animal darker than background (negative control) is compound 20 Spinal cord 21 Aorta 22 Cardiac blood 23 Mesenteric lymph nodes 24 Skin 25 Pituitary 26 Spleen 27 Adrenal gland 28 Pancreas 29 Thymus 30 Parotid 31 Bone marrow 32 Cartilage 33 Bone 34 Kidney Cortex 15 Olfactory bulb 16 Cerebellum 17 Kidney medulla 18 Intestine 19 Heart (myocardium) 10 Cortex 11 Spinal cord 12 Skeletal muscle 13 Lung 14 Bladder 6 Putamen 7 Caudate 8 Substantia Nigra 9 Lateral Ventricle 1 Retina 2 Trachea 3 TA 4 Stomach 5 Brain 1 2 3 7 5 6 4 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 25 24 26 27 28 29 30 31 32 33 35 34 36 37 38 20 nM 600 nM 12 µ M 35 Cartilage (joint) 36 Liver 37 Salivary glands 38 Lymph nodes 1 40 µ m section through midsagittal plane at 4 hours post - single dose injection

13 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP: RAPID UPTAKE AND DURABILITY AFTER SYSTEMIC INJECTION • All At various time points post dosing, animals were sectioned along the midsagittal plane for analysis Shading above background reflects rapid uptake in multiple organs as early as 4 hours and increased uptake over time 4 hours 12 hours 7 days Brain enrichment over 7 days Bone enrichment over 7 days

14 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP: RAPID UPTAKE AND DURABILITY AFTER SYSTEMIC INJECTION • All Parasagittal plane shows compound resides in the body and redistributes over 7 days after systemic administration Shows consistently high concentrations in brain, muscle, liver, kidney, lung, among other organs 4 hours 12 hours 7 days Lung Liver Kidney cortex Intestine

15 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP: INCREASE IN DISTRIBUTION TO KEY BRAIN REGIONS OVER 7 DAYS Through redistribution, concentrations of compound increase by up to ~2x in the CNS over 7 days 1 Compound redistributes to more homogeneous levels across cortical and white matter structures 4 hours 12 hours hours 7 days 1 7 days vs. 4 hours; latest timepoint tested parasagittal plane midsagittal plane

16 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP: DURABLE CONCENTRATIONS IN SKELETAL MUSCLE OVER 7 DAYS ~90% of the amount of compound present at 4 hours is present at 7 days 1 Skeletal muscle distribution remains high over the 7 day time course 4 hours 12 hours 7 days 1latest timepoint tested parasagittal planes Gluteus medius Femoral head Gluteus maximus

17 2020 NeuBase Therapeutics, Inc. All Rights Reserved TISSUE CONCENTRATIONS OPEN BROAD PIPELINE OPPORTUNITIES Achieves Therapeutically Relevant Levels* after Single Dose IV Administration of 5 mg/kg with Broad Biodistribution in Many Tissues This biodistribution is also relevant in oncology for metastatic disease Skeletal Muscle Spleen & Lymph Nodes Bone Heart muscle Lung Intestine Brain & Spinal Cord Retina * compound levels in tissues show activity in patient - derived cell lines

PHARMACODYNAMICS Activity in silencing disease - causing mutations

KNOCK-DOWN OF MUTANT HUNTINGTIN PROTEIN IN PATIENT CELL LINES

SAR[1] of candidate compounds targeting CAG[2] Repeats in patient HD[3] cell lines: Potency and Selectivity



Candidate 1
Huntingtin protein expression After drug administration
1.4
1.2
1
0.8
0.6
0.4
0.2
0
1
5
µM
Candidate 2
huntingtin protein expression after drug administration
1.4
1.2
1
0.8
0.6
0.4
0.2
0
1
5
µM
wtHTT
mHTT
Candidate 3
huntingtin protein expression after drug administration
1.4
1.2
1
0.8
0.6
0.4
0.2
0
1
5
µM
Complete knock-down of mutant Huntingtin, lower concentrations are being tested[4]

Lower Selectivity
Moderate Potency

Moderate Selectivity
Moderate Potency

High Selectivity
High Potency

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[1]structure-activity relationship; [2]cytosine-guanine-ademine; [3]Huntington's disease; [4]concentrations down to 1nM are currently being tested for potent compounds

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TOLERABILITY Well tolerated in pre - clinical studies

21 2020 NeuBase Therapeutics, Inc. All Rights Reserved 0 2 4 6 8 10 12 14 16 18 20 Control 1 5 % cell death in vitro µ M Candidate 2 0 2 4 6 8 10 12 14 16 18 20 Control 1 5 % cell death in vitro µ M Candidate 1 CANDIDATES DID NOT DEMONSTRATE CYTOTOXICITY IN VITRO AT ACTIVE CONCENTRATIONS % cytotoxicity in vitro in fibroblast cell line from patient with 151/21 repeat alleles ; cells in culture have a baseline rate of turnover as indicated by control 0 2 4 6 8 10 12 14 16 18 20 control 1 5 % cell death in vitro µ M Candidate 3

IN VIVO TOLERABILITY AT SINGLE AND CHRONIC SYSTEMIC DOSING

Non-Human Primates

5 mg/kg[1] single dose injections in tail vein
Were generally well tolerated

Mouse

Chronic 3x/week intraperitoneal injections of 2 mg/kg[2] for 5 weeks were generally well tolerated

[1,2]highest dose tested

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THE PATH FORWARD FOR HD, DM1 AND BEYOND

Optimize

Lead compounds to increase potency through modulating binding affinity and cooperativity of self-assembly on mRNA target

Characterize

Drug residence times in excess of one week in CNS and skeletal muscle to define dosing requirements with single and multidose systemic administration

Define

The durability of effect of lead compounds in patient-derived cell lines and in genetic animal models of disease

Initiate

IND-enabling toxicology packages

Expand

Into new pipeline programs and organ systems based on NHP pharmacokinetics data and unique platform attributes including into dominant and recessive monogenic diseases and oncology

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OUR DEVELOPMENT TEAM INCLUDES LUMINARIES IN BIOTECHNOLOGY



DIETRICH STEPHAN, PHD
CEO



DANITH LY, PHD CSO,
INNOVATION DIVISION



ROBERT FRIEDLANDER, MD
ACTING CMO



SAM BACKENROTH
CFO



LETHA SOOTER, PHD
VP, RESEARCH DIVISION



ADAM GOOD, MS
VP, DEVELOPMENT DIVISION



GEORGE CHURCH, PHD
SAB

Harvard Medical School



SAMUEL BRODER, PHD
SAB

CELERA



STEVEN DOWDY, PHD
SAB

UC San Diego



ROBERT ZAMBONI, PHD
ADVISOR

MERCK

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25 2020 NeuBase Therapeutics, Inc. All Rights Reserved OUR BOARD OF DIRECTORS HAS DEEP EXPERIENCE IN DRUG DEVELOPMENT DIETRICH STEPHAN, PHD BOARD CHAIRMAN DOV GOLDSTEIN, MD, MBA AUDIT & COMPENSATION COMMITTEES DIEGO MIRALLES , MD COMPENSATION & GOVERNANCE/NOMINATING COMMITTEES FRANKLYN PRENDERGAST MD, PHD AUDIT & COMPENSATION COMMITTEES ERIC RICHMAN, MBA AUDIT & GOVERNANCE/NOMINATING COMMITTEES

26 2020 NeuBase Therapeutics, Inc. All Rights Reserved STRONG IP PORTFOLIO NeuBase Therapeutics holds an exclusive license to the PATrOL ™ technology, with 16 patents and patent applications describing composition of matter and uses of the platform 1 Patents have expiration dates from 2034 to 2040 , not including “Hatch Waxman” extensions Developed at Carnegie Mellon University and NeuBase USPTO has allowed claims for Composition of Matter on Janus Bases 1 2US Patents, 9 US applications, and 5 foreign applications

27 2020 NeuBase Therapeutics, Inc. All Rights Reserved PLATFORM VALIDATION: KEY ADVANTAGES Pharmacokinetics Pharmacodynamics Tolerability Broad distribution at therapeutically relevant levels 1 after single - dose IV administration in non - human primates Enrichment of mutant huntingtin protein knock - down relative to normal protein in Huntington’s disease Generally well tolerated in vivo in both non - human primates and rodents and with low cytotoxicity across candidates in vitro 1 compound levels in tissues show activity in patient - derived cell lines PATrOL ™ technology is a first - in - class platform with key advantages over early ASO technologies